UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

Annual Report

September 30, 2019

Distillate U.S. Fundamental Stability & Value ETF

Ticker: DSTL

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Distillate U.S. Fundamental Stability & Value ETF

Distillate U.S. Fundamental Stability & Value ETF

Letter to Shareholders

September 30, 2019 (Unaudited)

Dear Shareholders,

Having recently completed the first full year of operation for the Distillate U.S. Fundamental Stability & Value ETF (“the Fund”), we thank you for your continuing support and the trust you place in Distillate’s investment process and the rationale behind our differentiated measures of equity valuation and quality. The following report covers the period from inception (October 23, 2018) to our fiscal year-end of September 30, 2019 (the “current fiscal period” or “the period”).

The objective of our Fund is to track the performance, before fees and certain expenses, of the Distillate U.S. Fundamental Stability & Value Index (“the Index”). This custom index is designed to include securities with attractive valuations, more stable than average long-term fundamentals and strong balance sheets, from a starting universe of roughly the largest 500 U.S. listed stocks. By avoiding stocks with excessive valuations or poor fundamental characteristics, the Index (and thus, the Fund) aims to outperform a broad benchmark of large U.S. stocks over the long-term.

“Value Investing”, as traditionally defined, has tended to focus on accounting-based measures of book value. As the economy shifted dramatically over recent decades toward businesses that build intangible assets (such as software code, brands and pharmaceutical patents), balance sheets simply fail to measure these sources of future cash flow. Thus, it is not surprising that, as the financial media has repeatedly pointed out, traditional “value” strategies have failed to deliver satisfactory investment returns for many years. We believe paying less for an asset relative to that asset’s fundamentals – or true value – continues to be a rewarding strategy, but that investors must be thoughtful in how they define value. Metrics like price-to-book might just lead to sectors that carry a high level of physical or other balance sheet assets, instead of identifying stocks that are truly underpriced in relation to their fundamentals. We utilize a measure based on free cash flow, which offers a better comparison between old and new companies, regardless of the balance sheet treatment of the companies’ assets. We aim to reduce portfolio risk by buying the companies most undervalued on this methodology, while also eliminating companies that have volatile fundamentals or excessive debt levels.

During the current fiscal period, DSTL rose 11.93% measured by Net Asset Value (NAV), or 11.92% based on the market price of the Fund shares. This result was ahead of the S&P 500® Index, the Fund’s primary benchmark, which returned 10.74%.

The top contributors to the Fund’s positive relative performance versus the S&P 500® Index were the Fund’s underweight positions (stocks that the Fund either did not own or owned less as a percentage of assets than the benchmark did during the period) in Amazon.com, Inc., General Electric Company, NVIDIA Corporation, and Altria Group, Inc; as well as the Fund’s overweight position in KLA Corporation.

Distillate U.S. Fundamental Stability & Value ETF

Letter to Shareholders
September 30, 2019 (Unaudited) (Continued)

The largest detractors from relative performance in the period were the Fund’s overweight positions (stocks that the Fund owned more of, as an average percentage of assets than the benchmark did during the period) in NetApp, Inc., CVS Health Corporation, Lockheed Martin Corporation, PVH Corporation, and Centene Corporation.

Our Fund holds approximately 100 securities chosen for their attractive rankings on our measures of value and quality. The Fund is rebalanced quarterly along with the Index. As of September 30, 2019, the Fund’s largest five holdings were: Apple, Inc. (5.33%), Microsoft Corporation (3.37%), Alphabet, Inc. (2.83%), Johnson & Johnson (2.08%) and Walmart, Inc. (1.90%).

We thank you for your investment in the Distillate U.S. Fundamental Stability & Value ETF.

Sincerely,

Thomas M. Cole
Chief Executive Officer
Distillate Capital Partners, LLC

Must be preceded or accompanied by a prospectus.

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Distillate U.S. Fundamental Stability & Value Index – The Index seeks to include the most fundamentally stable and most undervalued stocks from a starting universe of around 500 of the largest U.S. companies. The Index is constructed using an objective, rules-based methodology based on Distillate Capital’s proprietary fundamental measures of valuation and quality. After the starting universe is screened using Distillate Capital’s quality criteria, the most attractively valued 100 stocks of those remaining securities are included in the Index. The Index is rebalanced quarterly, and stocks are weighted with a blend of equal-weighting and normalized free cash flow-weighting methodologies. Due to corporate actions occurring between reconstitution dates, the Index may include slightly fewer or more than 100 securities.

Book Value - refers to the balance sheet value of a company’s assets, less its liabilities.

Price to Book Value - a traditional valuation measure that compares a company’s market price to its balance sheet book value. For example, this can be calculated by dividing a company’s stock price by its book value per share.

Distillate U.S. Fundamental Stability & Value ETF

Letter to Shareholders
September 30, 2019 (Unaudited) (Continued)

Cash Flow - the amount of cash generated by a business in a given period, commonly calculated by adding depreciation & amortization to net income in the period, less any increase in working capital. This calculation reflects operating cash flow. The term also often refers to free cash flow (see below).

Free Cash Flow - the amount of cash generated by a business in a given period, after subtracting the company’s investment in capital expenditures from operating cash flow. Free cash flow can be used to pay dividends, repurchase shares of the company’s stock, or pay down debt, among other uses.

Standard & Poor’s 500 (S&P 500® Index) – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Past performance is not a guarantee of future results.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. For a complete listing of the Fund’s holdings please view the schedule of investments on page 6.

Distillate U.S. Fundamental Stability & Value ETF is distributed by Quasar Distributors, LLC.

You cannot invest directly in an index.

Distillate U.S. Fundamental Stability & Value ETF

Performance Summary
As of September 30, 2019 (Unaudited)

Growth of $10,000

Cumulative Returns For Current Fiscal Period	Since Inception (10/23/2018)
Distillate U.S. Fundamental Stability & Value ETF — NAV	11.93%
Distillate U.S. Fundamental Stability & Value ETF — Market	11.92%
Distillate U.S. Fundamental Stability & Value Index	12.35%
S&P 500® Index	10.74%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 23, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Distillate U.S. Fundamental Stability & Value ETF

Portfolio Allocation
As of September 30, 2019 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing ♦	44.5%
Retail Trade	10.6
Wholesale Trade	10.0
Information	8.8
Finance and Insurance	6.4
Transportation and Warehousing	5.7
Professional, Scientific, and Technical Services	5.3
Health Care and Social Assistance	2.3
Administrative and Support and Waste Management and Remediation Services	1.8
Accommodation and Food Services	1.4
Management of Companies and Enterprises	1.0
Arts, Entertainment, and Recreation	0.8
Real Estate and Rental and Leasing	0.7
Mining, Quarrying, and Oil and Gas Extraction	0.6
Short-Term Investments	0.1
Other Assets in Excess of Liabilities+	0.0
TOTAL	100.0%

♦	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
+	Represents less than 0.05% of net assets.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2019

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Accommodation and Food Services — 1.4%
2,558	Darden Restaurants, Inc.	$302,407
2,540	Marriott International, Inc. - Class A	315,900
		618,307
	Administrative and Support and Waste Management and Remediation Services — 1.8%
236	Booking Holdings, Inc. (a)	463,176
1,141	FleetCor Technologies, Inc. (a)	327,216
		790,392
	Arts, Entertainment, and Recreation — 0.8%
6,423	Las Vegas Sands Corporation	370,993
	Finance and Insurance — 6.4%
1,676	Anthem, Inc.	402,408
2,902	Cboe Global Markets, Inc.	333,469
6,539	Centene Corporation (a)	282,877
4,143	Intercontinental Exchange, Inc.	382,275
1,717	Moody’s Corporation	351,693
3,267	Nasdaq, Inc.	324,576
3,291	UnitedHealth Group, Inc.	715,200
		2,792,498
	Health Care and Social Assistance — 2.3%
1,835	Laboratory Corporation of America Holdings (a)	308,280
3,059	Quest Diagnostics, Inc.	327,405
2,364	Universal Health Services, Inc. - Class B	351,645
		987,330
	Information — 8.8%
7,167	Activision Blizzard, Inc.	379,278
3,161	Citrix Systems, Inc.	305,100
2,967	Fidelity National Information Services, Inc.	393,899
10,643	Microsoft Corporation	1,479,696
11,473	Oracle Corporation	631,359
4,021	Visa, Inc. - Class A	691,652
		3,880,984
	Management of Companies and Enterprises — 1.0%
2,372	Accenture plc - Class A	456,254

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2019 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Manufacturing — 44.5% ♦
9,266	AbbVie, Inc.	$701,622
2,663	Alexion Pharmaceuticals, Inc. (a)	260,814
1,015	Alphabet, Inc. - Class A (a)	1,239,457
3,478	AMETEK, Inc.	319,350
3,020	Amgen, Inc.	584,400
3,080	Analog Devices, Inc.	344,128
10,438	Apple, Inc.	2,337,799
1,197	Arista Networks, Inc. (a)	285,987
1,924	Biogen, Inc. (a)	447,946
2,015	Broadcom, Inc.	556,281
2,996	Celanese Corporation	366,381
4,233	Church & Dwight Company, Inc.	318,491
13,152	Cisco Systems, Inc.	649,840
2,038	Cummins, Inc.	331,521
4,173	Eastman Chemical Company	308,093
4,494	Eaton Corporation plc	373,676
3,965	Fortinet, Inc. (a)	304,353
4,015	Fortive Corporation	275,268
2,171	General Dynamics Corporation	396,707
14,861	Intel Corporation	765,787
7,060	Johnson & Johnson	913,423
2,270	Lear Corporation	267,633
4,256	LyondellBasell Industries NV - Class A	380,784
4,876	Medtronic plc	529,631
5,315	NetApp, Inc.	279,091
4,756	PACCAR, Inc.	332,968
3,272	Packaging Corporation of America	347,159
1,996	Parker-Hannifin Corporation	360,498
6,864	Philip Morris International, Inc.	521,184
2,851	PPG Industries, Inc.	337,872
3,248	PVH Corporation	286,571
4,578	Qorvo, Inc. (a)	339,413
2,245	Raytheon Company	440,447
1,082	Regeneron Pharmaceuticals, Inc. (a)	300,147
1,958	Rockwell Automation, Inc.	322,678

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2019 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Manufacturing — 44.5% ♦ (Continued)
4,094	Skyworks Solutions, Inc.	$324,449
2,265	Stanley Black & Decker, Inc.	327,089
3,876	Texas Instruments, Inc.	500,934
4,319	Tyson Foods, Inc. - Class A	372,039
2,698	Xilinx, Inc.	258,738
3,655	Xylem, Inc.	291,011
1,461	Zebra Technologies Corporation - Class A (a)	301,507
		19,503,167
	Mining, Quarrying, and Oil and Gas Extraction — 0.6%
2,887	Diamondback Energy, Inc.	259,570
	Professional, Scientific, and Technical Services — 5.3%
5,491	Cognizant Technology Solutions Corporation - Class A	330,915
2,079	F5 Networks, Inc. (a)	291,933
4,798	International Business Machines Corporation	697,725
4,116	Omnicom Group, Inc.	322,283
4,017	Paychex, Inc.	332,487
2,284	VMware, Inc. - Class A	342,737
		2,318,080
	Real Estate and Rental and Leasing — 0.7%
2,501	United Rentals, Inc. (a)	311,725
	Retail Trade — 10.6%
1,999	Advance Auto Parts, Inc.	330,634
302	AutoZone, Inc. (a)	327,555
3,084	Home Depot, Inc.	715,550
15,714	Kroger Company	405,107
4,240	Lowe’s Companies, Inc.	466,230
3,354	Ross Stores, Inc.	368,437
4,244	Target Corporation	453,726
7,097	TJX Companies, Inc.	395,587
7,021	Walmart, Inc.	833,252
1,173	WW Grainger, Inc.	348,557
		4,644,635

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2019 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Transportation and Warehousing — 5.7%
3,637	CH Robinson Worldwide, Inc.	$308,345
5,013	CSX Corporation	347,250
2,441	Expedia Group, Inc.	328,095
3,996	Expeditors International of Washington, Inc.	296,863
3,273	JB Hunt Transport Services, Inc.	362,157
7,378	Southwest Airlines Company	398,486
2,847	Union Pacific Corporation	461,157
		2,502,353
	Wholesale Trade — 10.0%
2,596	3M Company	426,782
3,046	Genuine Parts Company	303,351
4,342	Henry Schein, Inc. (a)	275,717
2,713	Honeywell International, Inc.	459,040
1,350	Huntington Ingalls Industries, Inc.	285,916
2,443	Illinois Tool Works, Inc.	382,305
2,748	KLA Corporation	438,169
2,795	McKesson Corporation	381,965
5,909	Procter & Gamble Company	734,961
4,842	Sysco Corporation	384,455
3,504	TE Connectivity, Ltd.	326,503
		4,399,164
	TOTAL COMMON STOCKS (Cost $41,686,008)	43,835,452

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2019 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.1%
22,805	First American Government Obligations Fund - Class X, 1.87% *	$22,805
	TOTAL SHORT-TERM INVESTMENTS (Cost $22,805)	22,805
	TOTAL INVESTMENTS — 100.0% (Cost $41,708,813)	43,858,257
	Other Assets in Excess of Liabilities — 0.0% +	15,903
	NET ASSETS — 100.0%	$43,874,160

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
*	Rate shown is the annualized seven-day yield as of September 30, 2019.
♦

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

+	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statement of Assets and Liabilities
September 30, 2019

ASSETS
Investments in securities, at value (Cost $41,708,813)	$43,858,257
Dividends and interest receivable	29,931
Total assets	43,888,188

LIABILITIES
Management fees payable	14,028
Total liabilities	14,028

NET ASSETS	$43,874,160

Net Assets Consist of:
Paid-in capital	$41,985,312
Total distributable earnings (accumulated deficit)	1,888,848
Net assets	$43,874,160

Net Asset Value:
Net Assets	$43,874,160
Shares outstanding^	1,575,000
Net asset value, offering and redemption price per share	$27.86

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statement of Operations
For the Period Ended September 30, 2019*

INCOME
Dividends	$552,381
Interest	470
Total investment income	552,851

EXPENSES
Management fees	111,362
Total expenses	111,362
Net investment income (loss)	441,489

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,453,306
Change in unrealized appreciation (depreciation) on investments	2,149,444
Net realized and unrealized gain (loss) on investments	3,602,750
Net increase (decrease) in net assets resulting from operations	$4,044,239

*	The Fund commenced operations on October 23, 2018. The information presented is for the period from October 23, 2018 to September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statement of Changes in Net Assets

Period Ended September 30, 2019*
OPERATIONS
Net investment income (loss)	$441,489
Net realized gain (loss) on investments	1,453,306
Change in unrealized appreciation (depreciation) of investments	2,149,444
Net increase (decrease) in net assets resulting from operations	4,044,239

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(73,994)
Total distributions to shareholders	(73,994)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	59,939,560
Payments for shares redeemed	(20,035,645)
Net increase (decrease) in net assets derived from capital share transactions (a)	39,903,915
Net increase (decrease) in net assets	$43,874,160

NET ASSETS
Beginning of period	$—
End of period	$43,874,160

(a)	A summary of capital shares transactions is as follows:

Period Ended September 30, 2019*
Shares
Subscriptions	2,325,000
Redemptions	(750,000)
Net increase (decrease)	1,575,000

*	Fund commenced operations on October 23, 2018. The information presented is for the period from October 23, 2018 to September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended September 30, 2019(1)
Net Asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.38
Net realized and unrealized gain (loss) on investments	2.58
Total from investment operations	2.96

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$27.86

Total return	11.93	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$43,874

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.39	%(4)
Net investment income (loss) to average net assets	1.55	%(4)
Portfolio turnover rate (5)	69	%(3)

(1)	Commencement of operations on October 23, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Notes to Financial Statements

September 30, 2019

NOTE 1 – ORGANIZATION

Distillate U.S. Fundamental Stability & Value ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Distillate U.S. Fundamental Stability & Value Index (the “Index”). The Fund commenced operations on October 23, 2018.

The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended September 30, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

– Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as the end of the reporting period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$43,835,452	$—	$—	$43,835,452
Short-Term Investments	22,805	—	—	22,805
Total Investments in Securities	$43,858,257	$—	$—	$43,858,257

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

on net assets or NAV per share and primarily relate to redemptions in-kind. During the current fiscal period, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(2,081,397)	$2,081,397

During the current fiscal period, the Fund realized $2,081,397 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Distillate Capital Partners, LLC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.39% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $21,531,630 and $20,898,488 respectively.

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $59,784,844 and $20,068,390, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at September 30, 2019 were as follows:

Tax cost of investments	$41,954,720
Gross tax unrealized appreciation	3,451,049
Gross tax unrealized depreciation	(1,547,512)
Net tax unrealized appreciation (depreciation)	1,903,537
Undistributed ordinary income	367,495
Undistributed long-term capital gain	—
Accumulated gain (loss)	367,495
Other accumulated gain (loss)	(382,184)
Distributable earnings (accumulated deficit)	$1,888,848

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. The fund did not defer any late-year losses for the period ended September 30, 2019.

As of September 30, 2019, the Fund had a short-term capital loss carryforward of $382,184. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the period ended September 30, 2019, was:

Ordinary Income
$73,994

Distillate U.S. Fundamental Stability & Value ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Distillate U.S. Fundamental Stability & Value ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Distillate U.S. Fundamental Stability & Value ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Distillate U.S. Fundamental Stability & Value ETF (the “Fund”), a series of ETF Series Solutions, as of September 30, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period October 23, 2018 (commencement of operations) through September 30, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period October 23, 2018 (commencement of operations) through September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting

Distillate U.S. Fundamental Stability & Value ETF

Report of Independent Registered Public Accounting Firm

(Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 27, 2019

Distillate U.S. Fundamental Stability & Value ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	52	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	52	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	52	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	52	None

Distillate U.S. Fundamental Stability & Value ETF

TRUSTEES AND OFFICERS

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additonal information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2014); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013–2014).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012–2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2016); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).
Jason Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).

Distillate U.S. Fundamental Stability & Value ETF

Expense Example

For the Six-Months Ended September 30, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During the Period(1)
Actual	$ 1,000.00	$ 1,070.40	$2.02
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,023.11	$1.98

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

Distillate U.S. Fundamental Stability & Value ETF

Federal Tax Information

(Unaudited)

For the fiscal period ended September 30, 2019, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended September 30, 2019 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://distillatefunds.com/dstl daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://distillatefunds.com/dstl.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://distillatefunds.com/dstl.

(This Page Intentionally Left Blank.)

Adviser and Index Provider

Distillate Capital Partners, LLC
53 West Jackson Blvd, Suite 530
Chicago, IL 60604

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
777 East Wisconsin Ave., 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis, & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Distillate U.S. Fundamental Stability & Value ETF

Symbol – DSTL
CUSIP – 26922A321

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2019
Audit Fees	$14,500
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2019
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/3/19

By (Signature and Title)*		/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/3/19

*	Print the name and title of each signing officer under his or her signature.